                             LETTER OF TRANSMITTAL
                         MAGELLAN HEALTH SERVICES, INC.

        OFFER TO EXCHANGE ITS 9% SERIES A SENIOR SUBORDINATED NOTES DUE 2008

                       FOR ANY AND ALL OF ITS OUTSTANDING

                     9% SENIOR SUBORDINATED NOTES DUE 2008

            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
            5:00 P.M., NEW YORK CITY TIME, ON [            ], 1998,
                         UNLESS THE OFFER IS EXTENDED.

                             To Marine Midland Bank

                             (THE "EXCHANGE AGENT")

       BY MAIL, BY OVERNIGHT COURIER OR                         BY FACSIMILE:
                   BY HAND:                            (For Eligible Institutions Only)
             Marine Midland Bank                                (212) 658-2292
            140 Broadway, Level A                           CONFIRM BY TELEPHONE:
        New York, New York, 10005-1180                          (212) 658-5931
    Attention: Corporate Trust Operations

                                    FOR INFORMATION CALL:
                                        (800) 662-9844

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    The undersigned hereby acknowledges receipt of the Prospectus dated
[           ], 1998 (the "Prospectus") of Magellan Health Services, Inc. (the
"Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9% Series A Senior Subordinated Notes due 2008 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 9% Senior Subordinated Notes due 2008 (the "Old Notes"). The term "Expiration Date"
shall mean 5:00 p.m., New York City time, on [           ], 1998, unless the
Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

    This Letter of Transmittal is to be used by holders of Old Notes if (i) tender of the Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of holders, are referred to herein, together with such holders, as "Acting Holders") or (ii) tender of the Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery

Procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

/ /  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:  ____________________________________________

    Account Number:  ___________________________________________________________

    Transaction Code Number:  __________________________________________________

    Principal Amount of Tendered Old Notes:  ___________________________________

    If Holders desire to tender Old Notes pursuant to the Exchange Offer and (i) time will not permit this Letter of Transmittal or other required documents to reach the Exchange Agent prior to the Expiration Date, or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 below.

/ /  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 2):

    Name of Registered or Acting Holder(s):  ___________________________________

    Window Ticket No. (if any):  _______________________________________________

    Date of Execution of Notice of Guaranteed Delivery:  _______________________

    Name of Eligible Institution

that Guaranteed Delivery:  _____________________________________________________

    If Delivered by Book-Entry Transfer,

the Account Number:  ___________________________________________________________

    Transaction Code Number:  __________________________________________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:  _____________________________________________________________________

    Address:  __________________________________________________________________

              __________________________________________________________________

    Attention:  ________________________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

    Subject to, and effective upon, acceptance for exchange of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer, the Holder hereby sells, assigns and transfers to the Company all right, title and interest in and to all of the Old Notes that are being tendered for exchange hereby, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the Holder with respect to such securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Old Notes tendered hereby or transfer ownership of such securities on the account books maintained by DTC together, in either such case, with the accompanying evidences of transfer and authority, to the Company upon the receipt by the Exchange Agent, as the Holder's agent, of the consideration therefor pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes.

    THE HOLDER HEREBY REPRESENTS AND WARRANTS THAT THE HOLDER HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND TO ACQUIRE THE NEW NOTES ISSUABLE UPON THE EXCHANGE OF SUCH OLD NOTES, THAT THE EXCHANGE AGENT, AS AGENT OF THE COMPANY, WILL ACQUIRE GOOD AND UNENCUMBERED TITLE TO SUCH TENDERED OLD NOTES, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIM OR ENCUMBRANCE WHEN THE SAME ARE ACCEPTED BY THE COMPANY. THE HOLDER WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY.

    All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the Holder, and any obligation of the Holder hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Holder. Except as stated in the Prospectus, this tender is irrevocable.

    A tender of Old Notes pursuant to the procedures described in the Prospectus and in the instructions hereto will constitute the Holder's acceptance of the terms and conditions of the Exchange Offer and a binding agreement between the tendering Holder of Old Notes and the Company upon the terms and subject to the conditions of the Exchange Offer. The Holder recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept any of the Old Notes tendered for exchange hereby.

    BY TENDERING OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE HOLDER IS DEEMED TO REPRESENT AND AGREE, AND HEREBY REPRESENTS AND AGREES, THAT (I) IT IS ACQUIRING NEW NOTES ISSUABLE IN EXCHANGE THEREFOR IN THE ORDINARY COURSE OF ITS BUSINESS, (II) UNLESS IT IS A BROKER-DEALER REFERRED TO IN THE NEXT SENTENCE, IT IS NOT PARTICIPATING IN AND DOES NOT INTEND TO PARTICIPATE IN AND HAS NO ARRANGEMENT WITH ANY PERSON TO PARTICIPATE IN A PUBLIC DISTRIBUTION OF THE NEW NOTES, (III) THE HOLDER IS NOT AN AFFILIATE OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT AND (IV) IF IT IS SUCH AN AFFILIATE IT MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF THE NEW NOTES. EACH HOLDER WHO IS A PARTICIPATING BROKER-DEALER (AS DEFINED IN THE PROSPECTUS) HOLDING OLD NOTES ACQUIRED FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES THAT WILL RECEIVE NEW NOTES IN EXCHANGE FOR SUCH OLD NOTES PURSUANT TO THE EXCHANGE OFFER FURTHER REPRESENTS AND AGREES THAT IT WILL DELIVER A PROSPECTUS (WHICH MAY BE THE PROSPECTUS) IN CONNECTION WITH ANY RESALE OF SUCH NEW NOTES DURING THE PERIOD

REQUIRED BY THE SECURITIES ACT. BY ACKNOWLEDGING THAT IT WILL DELIVER AND BY DELIVERING A PROSPECTUS, A PARTICIPATING BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT. EACH HOLDER WHO IS A BROKER-DEALER THAT WILL RECEIVE NEW NOTES FOR ITS ACCOUNT IN EXCHANGE FOR OLD NOTES ACQUIRED DIRECTLY FROM THE COMPANY ACKNOWLEDGES THAT IT MAY NOT RELY ON THE INTERPRETATIONS OF THE STAFF OF THE DIVISION OF CORPORATE FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO TRANSACTIONS SIMILAR TO THE EXCHANGE OFFER THAT ARE BEING RELIED UPON BY THE COMPANY IN MAKING THE EXCHANGE OFFER AND, IN CONNECTION WITH THE RESALE OF ANY SUCH NEW NOTES, MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT, INCLUDING THE REQUIREMENT THAT SUCH BROKER-DEALER BE NAMED AS A SELLING NOTEHOLDER IN THE RESALE PROSPECTUS.

HOLDER SIGN HERE

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
  (Signature(s) of Owner(s))

Dated
--------------------------------------------------------------------------------

Holder's Telephone Number
-----------------------------------------------------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Old Notes. If signature is by an attorney, executor, administrator, trustee, guardian or others acting in a fiduciary capacity, please set forth full title and see Instruction 5.)

                            SIGNATURE(S) GUARANTEED

                              (SEE INSTRUCTION 1)

--------------------------------------------------------------------------------
(Firm -- Please Print)

--------------------------------------------------------------------------------
(Authorized Signature)

--------------------------------------------------------------------------------
(Date)

                                     BOX 1

                       SPECIAL REGISTRATION INSTRUCTIONS

                              (See Instruction 5)

To be completed ONLY if New Notes issued in exchange for Old Notes accepted for exchange are to be issued in the name of someone other than the undersigned.

Issue New Notes to:

Name  __________________________________________________________________________

                                   (Please Print)

Address  _______________________________________________________________________

________________________________________________________________________________

                               (Include Zip Code)

________________________________________________________________________________

                 (Tax Identification or Social Security Number)

                                     BOX 2

                         SPECIAL DELIVERY INSTRUCTIONS

                              (See Instruction 5)

To be completed ONLY if or New Notes issued in exchange for Old Notes accepted for exchange are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Deliver certificate(s) to:

Name  __________________________________________________________________________

                                   (Please Print)

Address  _______________________________________________________________________

________________________________________________________________________________

                               (Include Zip Code)

________________________________________________________________________________

                 (Tax Identification or Social Security Number)

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL OR BOOK-ENTRY CONFIRMATIONS. A confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for tendered Old Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of all required documents is at the election and risk of the tendering Holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Company nor the Exchange Agent is under an obligation to notify any tendering Holder of the Company's acceptance of tendered Old Notes prior to the Closing of the Exchange Offer.

    2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes but who cannot comply with the procedures for book-entry transfer prior to the Expiration Date or deliver the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent or who cannot complete the procedures for book-entry transfer prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

        (i) such tender must be made by or through a firm which is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution");

        (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder and the principal amount of tendered Old Notes and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Old Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

       (iii) such properly completed and executed Letter of Transmittal (or facsimile thereof) and a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Old Notes and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

    Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery process.

    3. TENDER BY HOLDER. Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with such holder to execute and deliver this Letter of Transmittal on such owner's behalf.

    4. SIGNATURES ON THE LETTER OF TRANSMITTAL; GUARANTEE OF SIGNATURES. The signature on this Letter of Transmittal must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

    If any of the tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are held in different names on several Old Notes, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Old Notes are held.

    If this Letter of Transmittal is signed by the registered holder and New Notes are to be issued and any untendered or unaccepted principal amount of Old Notes are to be reissued or returned to the registered holder, then the registered holder need not and should not provide a separate bond power. In any other case, the registered holder must transmit a properly completed separate bond power with this Letter of Transmittal (in either case, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listings), with the signature on the bond power guaranteed by an Eligible Institution unless such bond powers are signed by an Eligible Institution.

    If this Letter of Transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

    No signature guarantee is required if (i) this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Old Notes and the New Notes or Old Notes not tendered or not accepted are to be deposited to such participant's account at the Book-Entry Transfer Facility and neither the "Special Delivery Instructions" (Box 2) nor the "Special Registration Instructions" (Box 1) has been completed, or (ii) such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

    5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box, the account at the Book-Entry Transfer Facility to which the New Notes and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be sent (or deposited) if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering holders should complete the applicable box.

    If no such instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be deposited at such registered owner's account at the Book-Entry Transfer Facility.

    6. SECURITY TRANSFER TAXES. The Company will pay all security transfer taxes, if any, applicable to the exchange of Old Notes tendered and accepted pursuant to the Exchange Offer.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

    7. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Old Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

    The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

    8. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes, the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects or irregularities in or conditions of tenders of Old Notes. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification.

    9. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any tendered Old Notes.

    10. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

    11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

    12. ACCEPTANCES OF TENDERED OLD NOTES AND ISSUANCE OF NEW NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given written or oral notice thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be credited to the undersigned's account at the Book-Entry Transfer Facility designated above or at a different address as may be indicated under "Special Delivery Instructions."

    13. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

PAYER'S NAME:
SUBSTITUTE                        Part 1 -- PLEASE PROVIDE YOUR TIN IN THE  Social Security Number
FORM W-9                          BOX AT RIGHT AND CERTIFY BY SIGNING AND   OR
                                  DATING BELOW.                             Employer Identification Number

DEPARTMENT OF THE TREASURY        PART 2 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
INTERNAL REVENUE SERVICE PAYER'S  (1)  The number shown on this form is my correct Taxpayer Identification Number
REQUEST FOR TAXPAYER              (or I am waiting for a number to be issued for me) and
IDENTIFICATION NUMBER ("TIN")     (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                       (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                  CERTIFICATION INSTRUCTIONS--YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN
                                  NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE
                                      OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER
                                      BEING NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING YOU
                                      RECEIVED ANOTHER NOTIFICATION FROM THE IRS THAT YOU ARE NO LONGER SUBJECT TO
                                      BACKUP WITHHOLDING, DO NOT CROSS OUT SUCH ITEM (2).
                                  PART 3  / /  Check this box if you have not been issued a TIN and have applied for one or intend to apply for one in the near future.

                                  SIGNATURE ___________________________________________ Date: ____________ , 199_

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days 31% of all reportable payments made to me thereafter will be withheld until I provide a number.
 Signature: ____________________________________________ Date: _________ , 199_

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GUIDE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------  ---------------------------------------------
FOR THIS TYPE OF ACCOUNT:                      GIVE THE SOCIAL SECURITY NUMBER OF--
---------------------------------------------  ---------------------------------------------
 1.  An individual's account                   The individual
 2.  Two or more individuals (joint account)   The actual owner of the account or, if
                                               combined funds, any one of the individuals(1)
 3.  Custodian account of a minor (Uniform     The minor(2)
     Gift to Minors Act)
 4.  (a) The usual revocable savings trust     The grantor-trustee(1)
         account (grantor is also trustee)
    (b) So-called trust account that is not a  The actual owner(1)
        legal or valid trust under State law
 5.  Sole proprietorship account               The owner(3)

---------------------------------------------  ---------------------------------------------
FOR THIS TYPE OF ACCOUNT:                      GIVE THE EMPLOYER IDENTIFICATION NUMBER OF--
---------------------------------------------  ---------------------------------------------
 6.  A valid trust, estate, or pension trust   The legal entity (Do not furnish the
                                               identifying number of the personal
                                               representative or trustee unless the legal
                                               entity itself is not designated in the
                                               account title.)(4)
 7.  Corporate account                         The corporation
 8.  Religious, charitable, or educational     The organization
organization account
 9.  Partnership
10.  Association, club or other tax-exempt     The partnership
organization
11.  A broker or registered nominee            The organization
12.  Account with the Department of            The broker or nominee
     Agriculture in the name of a public       The public entity
     entity (such as a State or local
     government, school district, or prison)
     that receives agricultural program
     payments

------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Show the name of the owner. You may also enter your business name. You may use your Social Security Number of Employer Identification Number.

(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

    If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

    Payees specifically exempted from backup withholding on broker transactions include the following:

    -A corporation.

    -A financial institution.

    -An organization exempt from tax under section 501(a), or an individual retirement plan.

    -The United States or any agency or instrumentality thereof.

    -A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

    -A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

    -An international organization or any agency, or instrumentality thereof.

    -A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

    -A real estate investment trust.

    -A common trust fund operated by a bank under section 584(a).

    -An entity registered at all times under the Investment Company Act of 1940.

    -A foreign central bank of issue.

    Payments of dividends not generally subject to backup withholding include the following:

    -Payments to nonresident aliens subject to withholding under section 1441.

    -Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

    -Payments of patronage dividends where the amount received is not paid in money.

    -Payments made by certain foreign organizations.

    Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

    PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.